UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 4, 2025
Date of Report (Date of earliest event reported)
Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	98-0374481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 4.55% Series G preferred share	ACGLN	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of New Director.
On February 4, 2025, Arch Capital Group Ltd.’s (“ACGL”) Board of Directors (“Board”) unanimously approved the appointment of Alexander Moczarski to serve as a Class III director of the Board, effective February 4, 2025. Mr. Moczarski has not been appointed to serve on any Board committee at this time.
There are no arrangements or understandings between Mr. Moczarski and any other person pursuant to which Mr. Moczarski was selected to serve as a director. Mr. Moczarski is not a party to any current or proposed transaction with ACGL requiring disclosure under Item 404(a) of Regulation S-K. Mr. Moczarski is not a party to or participates in any other material plan, contract or arrangement (whether or not written) that is entered into or was materially amended in connection with the individual’s selection to serve as a director of ACGL. There also has been no other grant or award to Mr. Moczarski or a modification thereto, under any such plan, contract or arrangement in connection with the individual’s selection to serve as a director of ACGL.
Mr. Moczarski will be entitled to the compensation that ACGL pays its other non-employee directors in the form of cash and equity. For more information on the compensation of ACGL’s directors, please refer to the disclosure under the heading “Director Compensation” in ACGL’s definitive proxy statement for its 2024 Annual General Meeting of Shareholders, filed with the Securities and Exchange Commission on March 28, 2024, which disclosure is incorporated herein by reference.
ITEM 8.01    Other Events.
On February 6, 2025, ACGL issued a press release announcing the appointment of Mr. Moczarski. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d):     The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated February 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: February 6, 2025	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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